Prospectus supplement dated July 14, 2017
to the following prospectus(es):
Nationwide Variable Universal Life Accumulator and Nationwide Variable Universal Life Protector dated May 9, 2017
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1.	Effective May 9, 2017, the Minimum Guaranteed Interest Rate section is hereby deleted and replaced with the following:
Minimum Guaranteed Interest Rate
Nationwide guarantees that Net Premium allocated and/or Cash Value transferred to the fixed interest options will accrue interest daily at an effective annual rate that Nationwide determines without regard to the actual investment experience of the general account. Interest crediting rates are set at the beginning of each calendar quarter but are subject to change at any time. Nationwide will credit any interest in excess of the guaranteed interest crediting rate at its sole discretion. Nationwide may not credit any interest in excess of the guaranteed interest crediting rate and different rates may apply to different Premium allocations or exchanges.
The effective annual rate Nationwide declares for the fixed interest options will never be less than 1.00%. Contact the Service Center for information regarding current fixed interest option interest crediting rates, see Contacting the Service Center.
PROS-0366